UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on March 15, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on March 15, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: March 18, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Steve Fernandez 714.238.6704
Steve.Fernandez@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Specially Serviced (Part I) ~ Loan Detail
Page 2-5

Page 12-14
Page 15-20

Specially Serviced Loan Detail (Part II) ~ Servicer Comments
Modified Loan Detail
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200403_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated/Deutsche Banc Alex. Brown
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.466068%
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
83
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
594.280310800
108.128254800
0.000000000
486.152056000
9.731713800
Fixed
0.00
357,924.00
7.158480000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
29,714,015.54
5,406,412.74
0.00
24,307,602.80
486,585.69
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
1000.000000000
0.000000000
0.000000000
1000.000000000
6.177245787
7.655225154%
0.00
0.00
0.000000000
7.41269524%
0.000000000
33736XDJ5
H
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
75,875.11
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.466068%
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
83
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
1000.000000000
0.000000000
0.000000000
1000.000000000
2.757061538
Fixed
0.00
)
(53,415.58
)
(2.372105216
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
22,518,217.00
0.00
0.00
22,518,217.00
62,084.11
975.225773375
0.000000000
0.000000000
968.623200317
0.435440707
0.763231064%
0.00
0.00
0.000000000
0.53580295%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
798,548,232.54
0.00
0.00
793,141,819.80
356,553.75
1000.000000000
0.000000000
0.000000000
1000.000000000
0.712970080
0.855375099%
0.00
0.00
0.000000000
0.85556410%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
469,425,000.00
0.00
0.00
469,425,000.00
334,685.98
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
304,508.42
818,834,217.00
798,548,232.54
10,643,750.08
Total
793,141,819.80
5,406,412.74
0.00
5,237,337.34
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.466068%
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
83
Grantor Trust
Statement Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.466068%
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
83
Companion
Statement Date:
ABN AMRO Acct: 720357.2
1190.018366286
0.000000000
0.000000000
1196.936093133
0.000000000
Fixed
5,179.25
5,179.25
6.917726847
6.88960000%
6.917726847
COMP-I
748,692.47
890,957.79
0.00
0.00
896,137.04
0.00
1190.018403128
0.000000000
0.000000000
1196.936128877
0.000000000
Fixed
4,573.08
4,573.08
6.917725749
6.88960000%
6.917725749
COMP-II
661,066.97
786,681.86
0.00
0.00
791,254.94
0.00
1186.378681395
0.000000000
0.000000000
1193.153558667
0.000000000
Fixed
3,431.93
3,431.93
6.774877271
6.76760000%
6.774877271
COMP-III
506,567.11
600,980.42
0.00
0.00
604,412.35
0.00
Total P&I Payment
13,184.26
13,184.26
1,916,326.55
2,278,620.07
0.00
Total
2,291,804.33
0.00
0.00
0.00
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,622,686.39
)
(13,184.26
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,803,076.74
Unscheduled Interest:
Prepayment Penalties
357,924.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
357,924.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(3,743.63
0.00
0.00
0.00
)
(53,415.58
5,073,930.38
)
(1,597.10
0.00
0.00
0.00
163,406.95
957,365.48
36,867.96
994,233.44
0.00
4,412,179.30
0.00
0.00
0.00
4,412,179.30
5,406,412.74
10,480,343.12
10,643,750.07
800,837,887.75
128
994,233.44
4,412,179.30
1
13,184.26
0.00
0
0.00
0
795,444,659.27
127
53,582.31
559,915.63
36,867.96
193,574.61
49,273.33
299,927.30
33,654.78
0.00
0.00
1,326.77
34,981.55
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(33,654.78
5,237,337.33
Interest Not Advanced (
Current Period
)
0.00
193,574.61
Workout Fees
Liquidation Fees
0.00
)
(49,671.95
Less Non Recovered
)
(453,562.95
)
(41,176.94
0.00
0.00
165,004.04

12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Statement Date:
0.00
49,671.95
3,743.63
0.00
Net Prepayment Interest Shortfalls Allocated to the Bonds
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
53,415.58
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
0.00
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
357,924.00
357,924.00
Total Excess Allocated to the Bonds
304,508.42
)
(53,415.58
Aggregate Interest Adjustment Allocated to the Bonds
0.00
357,924.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00

12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
357,924.00
0.00
0.00
0.00
A-1
30
128,661.69
486,585.69
486,585.69
0.00
23.63%
24.39%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.39%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.39%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.13%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.58%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.62%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.20%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.65%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.10%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
75,875.11
75,875.11
75,875.11
0.00
9.25%
9.55%
30/360
7.412695240%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.23%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.42%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.65%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.13%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.36%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.84%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
115,499.69
148,016.87
62,084.11
85,932.76
0.00%
0.00%
30/360
6.155000000%
)
(53,415.58
32,517.18
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
356,553.75
356,553.75
356,553.75
0.00
NA
NA
30/360
0.535802952%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
334,685.98
334,685.98
334,685.98
0.00
NA
NA
30/360
0.855564099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
357,924.00
0.00
4,932,828.92
5,323,270.10
5,237,337.34
85,932.76
)
(53,415.58
32,517.18
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720357.2
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,831,463
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.95%
15-Dec-03
1
1,310,058
0
0
0
0
0
0
0
0
4
15,617,709
0
0
0.78%
0.13%
0.78%
0.16%
2
1.56%
5,836,057
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.11%
17-Nov-03
1
1,065,024
1
1,311,210
0
0
0
0
0
0
5
16,941,442
0
0
0.00%
0.00%
1.56%
0.68%
2
1.56%
5,839,310
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.41%
15-Oct-03
0
0
2
5,473,582
0
0
0
0
0
0
4
11,312,892
0
0
1.56%
0.68%
0.00%
0.00%
2
1.56%
5,843,852
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Sep-03
2
5,477,803
0
0
0
0
0
0
0
0
3
7,157,071
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,847,051
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Aug-03
1
1,314,076
0
0
0
0
0
0
0
0
3
7,161,127
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,850,228
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Jul-03
0
0
0
0
0
0
0
0
0
0
3
7,165,155
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,854,697
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.73%
16-Jun-03
0
0
0
0
0
0
0
0
0
0
2
5,854,697
0
0
0.78%
0.16%
0.78%
0.18%
1
0.78%
4,440,193
0.55%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.71%
15-May-03
1
1,316,887
1
1,417,628
0
0
0
0
0
0
2
5,757,080
0
0
0.00%
0.00%
0.78%
0.55%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-03
0
0
1
4,443,404
0
0
0
0
0
0
0
0
0
0
1.56%
0.71%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-03
2
5,764,390
0
0
0
0
0
0
0
0
0
0
0
0
0.78%
0.55%
0.78%
0.16%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Feb-03
1
4,450,790
1
1,320,475
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.78%
0.16%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Jan-03
0
0
1
1,321,284
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
15-Mar-04
127
101.60%
795,444,659
97.14%
0.78%
0.55%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
83
316
7.47%
7.41%
1
357,924
1
4,412,179
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
15-Dec-03
128
102.40%
802,127,148
97.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.47%
7.41%
0
0
0
0
17-Nov-03
128
102.40%
802,929,403
98.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.71%
7.66%
0
0
0
0
15-Oct-03
128
102.40%
803,562,292
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
321
7.47%
7.41%
0
0
0
0
15-Sep-03
128
102.40%
804,342,790
98.23%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.71%
7.66%
0
0
0
0
15-Aug-03
128
102.40%
804,956,656
98.31%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.71%
7.66%
0
0
0
0
15-Jul-03
128
102.40%
806,205,981
98.46%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.47%
7.41%
0
0
0
0
16-Jun-03
128
102.40%
806,970,256
98.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.71%
7.66%
0
0
0
0
15-May-03
128
102.40%
807,567,470
98.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
326
7.47%
7.41%
0
0
0
0
15-Apr-03
128
102.40%
808,313,713
98.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
327
7.71%
7.66%
0
0
0
0
17-Mar-03
128
102.40%
808,895,386
98.79%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
328
7.47%
7.41%
0
0
0
0
18-Feb-03
128
102.40%
809,953,787
98.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
329
7.47%
7.41%
0
0
0
0
15-Jan-03
128
102.40%
810,524,999
98.99%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
330
7.47%
7.41%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Feb-04
103,438.65
103,438.65
0.00
B
9
1-Feb-04
99,227.02
99,227.02
0.00
A
18
1-Mar-03
9,939.37
119,267.54
0.00
8-May-03
3
110
1-Jan-04
9,429.93
18,859.81
0.00
1
111
1-Feb-04
8,407.60
8,407.60
0.00
B
116
230,442.57
349,200.63
Total
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
27-Feb-04
15-Apr-04
17-Feb-04
15-Mar-04
15-Mar-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
33
40,369,786
5.08
94
7.62
1.21
%
0 to
2,000,000
%
27
79,352,866
9.98
91
7.44
1.42
%
2,000,000 to
4,000,000
%
24
120,372,445
15.13
78
7.57
1.51
%
4,000,000 to
6,000,000
%
14
101,877,101
12.81
92
7.46
1.50
%
6,000,000 to
8,000,000
%
6
52,906,881
6.65
85
7.34
1.57
%
8,000,000 to 10,000,000
%
16
204,216,924
25.67
85
7.49
1.33
%
10,000,000 to 15,000,000
%
1
15,452,218
1.94
85
7.50
1.93
%
15,000,000 to 20,000,000
%
2
43,769,970
5.50
84
7.12
2.66
%
20,000,000 to 25,000,000
%
1
25,517,312
3.21
88
7.63
1.64
%
25,000,000 to 30,000,000
%
1
33,596,745
4.22
87
7.60
0.87
%
30,000,000 to 35,000,000
%
1
37,971,532
4.77
25
7.35
1.16
%
35,000,000 to 40,000,000
%
1
40,040,877
5.03
89
7.30
1.40
%
40,000,000 &
Above
%
40,040,877
607,291
795,444,659
127
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,263,344
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,670,376
3.35
86
6.62
1.70
%
6.500%
%
to
6.750%
15
63,231,329
7.95
74
6.98
1.29
%
6.751%
%
to
7.000%
18
87,871,776
11.05
84
7.20
1.54
%
7.001%
%
to
7.250%
32
278,071,622
34.96
76
7.39
1.46
%
7.251%
%
to
7.500%
31
235,157,786
29.56
88
7.61
1.51
%
7.501%
%
to
7.750%
20
67,324,675
8.46
94
7.85
1.46
%
7.751%
%
to
8.000%
3
6,335,556
0.80
109
8.15
1.39
%
8.001%
%
to
8.250%
4
25,573,603
3.22
91
8.40
1.28
%
8.251%
%
to
8.500%
2
5,207,937
0.65
126
8.70
0.79
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
127
795,444,659
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
14,650,629
1.84
76
8.21
1.21
%
%
to
0
80
5
57,533,585
7.23
85
7.53
2.34
%
%
to
81
110
3
3,991,214
0.50
116
6.91
0.99
%
%
to
111
140
2
3,089,642
0.39
184
8.06
1.13
%
%
to
141
200
1
2,483,699
0.31
226
7.90
1.13
%
%
&
201
Above
226
25
14
81,748,769
Minimum Remaining Term
Maximum Remaining Term
10.28%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,894,657
8.41
28
7.36
1.31
%
%
0
to
60
102
633,065,978
79.59
86
7.43
1.43
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,147,825
0.52
137
8.72
0.99
%
%
121
to
150
1
6,743,602
0.85
171
8.44
0.99
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,843,829
0.36
226
7.75
0.96
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
226
24
113
713,695,890
Minimum Remaining Term
Maximum Remaining Term
%
89.72

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
27-Feb-04
15-Apr-04
17-Feb-04
15-Mar-04
15-Mar-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
2
15,128,465
1.90
85
7.68
0.52
%
%
0.001 0.750
1
33,596,745
4.22
87
7.60
0.87
%
%
0.751 0.875
9
44,025,808
5.53
114
7.71
0.96
%
%
0.876 1.000
5
13,692,054
1.72
85
7.35
1.09
%
%
1.001 1.125
15
86,038,315
10.82
65
7.38
1.18
%
%
1.126 1.250
20
121,768,467
15.31
82
7.52
1.33
%
%
1.251 1.375
17
150,820,718
18.96
87
7.35
1.43
%
%
1.376 1.500
21
125,956,234
15.83
81
7.60
1.56
%
%
1.501 1.625
11
75,766,612
9.53
87
7.33
1.66
%
%
1.626 1.750
8
46,520,137
5.85
83
7.33
1.81
%
%
1.751 1.875
4
35,300,543
4.44
85
7.28
1.93
%
%
1.876 2.000
7
17,395,453
2.19
78
7.43
2.10
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
0
0
0.00
0
0.00
0.00
%
%
3.001 & Above
7
29,435,108
3.70
81
7.58
0.00
%
%
Unknown
3.560
0.460
127
795,444,659
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,835,043
0.86
162
7.26
0.98
%
%
0.751 1.000
32
216,041,075
27.16
80
7.63
1.31
%
%
1.001 1.250
85
539,169,998
67.78
84
7.40
1.45
%
%
1.251 1.500
1
2,351,565
0.30
89
7.93
1.69
%
%
1.501 1.750
1
5,343,095
0.67
25
7.00
1.35
%
%
1.751 2.000
1
23,401,044
2.94
82
7.58
3.56
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,302,839
0.29
66
6.91
0.00
%
%
Unknown
2.080
1.000
127
795,444,659 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
112,245,429
14.11
83
7.53
1.49
%
%
Texas
16
111,302,694
13.99
83
7.39
1.24
%
%
Florida
9
90,406,621
11.37
86
7.41
1.40
%
%
CMBS Certificate
3
67,700,246
8.51
51
7.42
1.48
%
%
Pennsylvania
4
46,387,558
5.83
94
7.57
0.99
%
%
Michigan
10
43,881,723
5.52
96
7.55
1.47
%
%
Maryland
2
43,769,970
5.50
84
7.12
2.66
%
%
North Carolina
6
36,783,879
4.62
88
7.30
1.44
%
%
Illinois
9
34,335,659
4.32
69
7.18
1.60
%
%
New York
6
23,002,683
2.89
87
7.75
1.38
%
%
Nevada
4
15,916,632
2.00
85
7.73
1.34
%
%
New Jersey
4
15,856,130
1.99
80
8.23
1.40
%
%
Washington
1
14,454,495
1.82
87
7.60
1.60
%
%
Wisconsin
2
13,582,234
1.71
87
7.42
1.53
%
%
Virginia
3
13,532,958
1.70
85
7.34
1.58
%
%
District of Columbia
2
12,769,679
1.61
86
7.39
1.41
%
%
Iowa
1
12,511,485
1.57
87
7.75
1.33
%
%
Massachusetts
2
10,014,416
1.26
87
7.19
1.89
%
%
Arizona
2
9,324,633
1.17
85
7.28
1.47
%
%
Ohio
2
9,028,181
1.13
85
7.35
1.40
%
%
West Virginia
3
8,433,043
1.06
158
8.12
0.92
%
%
Minnesota
2
6,908,495
0.87
86
7.43
1.64
%
%
Indiana
2
6,594,906
0.83
86
7.74
1.35
%
%
Missouri
1
5,478,675
0.69
88
7.75
1.61
%
%
Mississippi
1
5,363,511
0.67
88
7.83
1.54
%
%
Colorado
2
5,043,151
0.63
87
7.68
1.43
%
%
Alabama
1
4,677,692
0.59
87
7.22
1.11
%
%
Georgia
1
3,603,739
0.45
86
7.25
1.55
%
%
Maine
1
3,244,716
0.41
85
7.00
1.05
%
%
Kansas
1
2,303,426
0.29
88
7.32
1.73
%
%
Oregon
1
2,151,868
0.27
87
7.88
1.87
%
%
Arkansas
1
2,027,000
0.25
87
7.22
1.19
%
%
South Carolina
1
1,635,970
0.21
178
8.00
1.13
%
%
Tennessee
1
1,171,164
0.15
85
7.75
1.52
%
%
100.00
795,444,659
127
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
27-Feb-04
15-Apr-04
17-Feb-04
15-Mar-04
15-Mar-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
241,210,680
30.32
73
7.47
1.23
%
%
Retail
43
204,156,083
25.67
95
7.43
1.42
%
%
Office
19
139,714,338
17.56
87
7.40
1.54
%
%
Industrial
13
83,828,042
10.54
86
7.53
1.51
%
%
Mixed use
9
54,447,692
6.84
78
7.56
1.38
%
%
Self storage
2
29,728,714
3.74
85
7.50
1.88
%
%
Lodging
1
23,401,044
2.94
82
7.58
3.56
%
%
Mobile home park
4
17,547,956
2.21
76
7.31
1.29
%
%
Other
1
1,410,110
0.18
79
7.85
1.10
%
%
795,444,659
127
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
112
724,606,437
91.09
82
7.49
1.49
%
%
Full Amortizing
6
9,429,725
1.19
162
7.68
1.09
%
%
IO/Amortizing/Balloon
6
59,105,658
7.43
85
7.12
1.29
%
%
Other
3
2,302,839
0.29
66
6.91
0.00
%
%
795,444,659
127
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
117
725,010,718
91.15
82
1.42
%
%
7.43
25
to
36
10
70,433,941
8.85
100
1.92
%
%
7.79
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
127
795,444,659
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,865,071
7.53
25
7.39
1.29
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,824,665
0.98
49
7.03
1.33
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
22,275,568
2.80
79
7.95
1.23
%
%
2010
106
682,179,545
85.76
86
7.44
1.51
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,991,214
0.50
116
6.91
0.99
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
6
19,308,596
2.43
181
8.27
1.03
%
%
2015 & Greater
100.00
795,444,659
127
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
40,040,877
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,971,532
268,699
2
31-Dec-02
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
0.87
33,596,745
242,890
3
31-Dec-02
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.64
25,517,312
184,734
4
31-Dec-02
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.56
23,401,044
180,282
5
31-Dec-02
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,368,926
134,118
6
31-Dec-02
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.93
15,452,218
119,074
7
31-Dec-02
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.42
14,183,751
104,270
8
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.53
14,490,981
104,043
B
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,276,496
110,014
10
31-Dec-02
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.60
14,454,495
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,421,977
103,336
12
31-Dec-02
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.47
14,326,312
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,810,175
89,641
14
31-Dec-02
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.95
12,510,833
90,105
15
31-Dec-02
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.33
12,511,485
91,701
16
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.18
12,424,464
85,108
17
31-Dec-02
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
1.30
12,445,440
99,746
A
18
31-Dec-02
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.32
12,194,981
86,633
19
31-Dec-02
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.46
11,470,668
83,439
20
31-Dec-02
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.34
11,242,348
81,278
21
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.42
10,365,973
71,007
22
31-Dec-02
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.46
10,086,547
72,355
23
31-Dec-02
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.92
9,533,154
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,957,387
63,385
25
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-02
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.56
8,897,307
65,508
26
31-Dec-02
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.81
8,767,028
60,787
27
31-Dec-02
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.16
8,420,018
64,941
28
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.32
8,331,987
57,075
29
31-Dec-02
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.44
7,861,040
55,010
30
31-Dec-02
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.73
7,814,192
58,132
31
31-Dec-02
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.33
7,747,779
56,055
32
31-Dec-02
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.38
7,596,812
52,039
33
31-Dec-02
NC
7.27000%
1-May-11
FUNB01CH
Office
1.76
7,576,248
52,632
34
31-Dec-02
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.55
7,530,932
55,750
35
31-Dec-02
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.40
7,449,181
52,811
36
31-Dec-02
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,320,749
52,441
37
31-Dec-02
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
1.70
7,249,275
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,107,469
49,502
39
31-Dec-02
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
0.99
6,743,602
61,791
40
31-Dec-02
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.59
6,835,534
48,500
41
31-Dec-02
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.58
6,742,838
48,435
42
31-Dec-02
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.93
6,301,450
41,887
43
31-Dec-02
CA
7.39000%
1-May-11
FUNB01CH
Retail
2.08
5,848,840
41,502
44
31-Dec-02
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.52
5,848,315
41,441
45
31-Dec-02
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.80
5,834,454
40,524
46
31-Dec-02
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.62
5,753,412
41,052
47
31-Dec-02
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
1.55
5,720,545
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,616,576
41,154
49
25-Dec-02
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.52
5,553,392
39,078
50
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-02
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.61
5,478,675
40,123
51
31-Dec-02
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.56
5,448,930
38,202
52
31-Dec-02
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.35
5,343,095
36,592
53
31-Dec-02
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.54
5,363,511
39,563
54
31-Dec-02
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.58
5,336,994
38,999
55
31-Dec-02
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.37
5,148,801
35,261
56
31-Dec-02
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.37
5,131,540
36,997
57
31-Dec-02
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.31
4,793,199
36,787
58
20-Dec-02
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.11
4,677,692
32,647
59
31-Dec-01
PA
8.34000%
1-Jun-11
FUNB01CH
Office
1.36
0
34,092
1-Mar-04
4,412,179
60
31-Dec-02
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.36
4,368,936
32,080
61
31-Dec-02
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.22
4,338,216
31,635
62
31-Dec-02
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.44
4,206,190
32,003
63
31-Dec-02
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.52
4,185,687
30,586
64
31-Dec-02
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,134,830
28,935
65
31-Dec-02
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.99
4,147,825
33,344
66
31-Dec-02
TX
7.72400%
1-Jul-11
FUNB01CH
Office
1.38
4,079,071
29,800
67
31-Dec-02
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.94
4,013,721
28,140
68
30-Dec-02
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.41
3,864,698
28,788
69
31-Dec-02
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.65
3,636,292
27,773
70
31-Dec-02
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
0.69
3,657,797
26,891
71
31-Dec-01
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.55
3,603,739
25,241
72
20-Dec-02
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.48
3,600,970
24,928
73
31-Dec-02
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.73
3,405,581
23,876
74
31-Dec-02
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.24
3,400,531
24,174
75
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-02
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.34
3,285,667
23,375
76
31-Dec-02
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.11
3,267,924
23,447
77
31-Dec-02
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
1.05
3,244,716
22,221
78
31-Dec-02
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.36
3,199,646
23,495
79
31-Dec-02
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.26
3,054,987
21,434
80
31-Dec-02
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.08
2,916,920
20,465
81
31-Dec-02
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.23
2,894,775
21,063
82
30-Dec-02
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
0.96
2,843,829
22,373
83
31-Dec-02
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.28
2,836,240
19,865
84
31-Dec-02
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.36
2,739,288
19,446
85
31-Dec-02
IL
7.60000%
1-May-11
FUNB01CH
Office
2.06
2,732,833
19,770
86
31-Dec-02
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
1.21
2,691,586
19,223
87
31-Dec-02
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.25
2,675,864
18,468
88
31-Dec-02
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.13
2,483,699
21,324
89
31-Dec-02
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.69
2,351,565
17,493
90
31-Dec-02
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.85
2,338,136
15,967
91
31-Dec-02
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.73
2,303,426
16,212
92
31-Dec-02
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
2.08
2,143,292
14,637
93
31-Dec-01
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.87
2,151,868
15,952
94
20-Dec-02
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.19
2,027,000
14,147
95
31-Dec-02
NJ
7.87000%
1-May-11
FUNB01CH
Retail
2.02
1,857,270
13,770
96
31-Dec-02
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.99
1,544,940
18,320
97
31-Dec-02
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.60
1,710,287
12,271
98
31-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.59
1,699,164
12,473
99
30-Dec-02
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,635,970
15,111
100
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,410,110
20,226
101
31-Dec-02
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.39
1,579,000
11,051
102
31-Dec-02
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.98
1,364,125
16,176
103
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.28
1,558,170
11,187
104
31-Dec-02
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.23
1,532,614
10,878
105
30-Dec-02
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.14
1,453,672
12,607
106
31-Dec-02
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.64
1,463,592
10,540
107
15-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.87
1,441,077
11,330
108
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
0.00
1,364,274
13,371
109
31-Dec-02
NC
7.47000%
1-Jul-11
FUNB01CH
Mobile home park
1.27
1,406,659
10,039
3
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,306,838
9,484
1
111
31-Dec-02
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.47
1,247,388
8,950
112
31-Dec-02
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
1.00
1,082,150
12,765
113
31-Dec-02
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.60
1,172,947
8,688
114
31-Dec-02
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.52
1,171,164
8,597
115
31-Dec-02
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.24
1,169,989
8,456
B
116
31-Dec-02
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.01
1,091,612
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,060,113
8,934
118
31-Dec-02
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.67
980,757
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
978,330
7,164
120
31-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
1.13
918,388
6,741
121
31-Dec-02
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.40
877,727
6,370
122
31-Dec-02
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.63
675,694
5,160
123
31-Dec-02
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.43
664,016
5,153
124
31-Dec-03
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.20
648,911
5,210
125
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
900,468
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
795,079
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
607,291
0
128
795,444,659
5,798,637
4,412,179
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
8-May-03
1,406,659
88
329
NC
7.47%
1-Jul-11
Mobile home park
1,419,741
152,404
1.27 31-Dec-02
3
110
11-Dec-03
1,060,113
84
265
NY
8.63%
1-Mar-11
Office
1,060,113
Not Avail.
Not Avail. Not Avail.
118
20-Oct-03
5,616,576
86
327
IN
7.74%
1-May-11
Retail
5,616,576
696,174
1.41 31-Dec-02
49
2-Oct-03
4,147,825
137
318
TX
8.72%
1-Aug-15
Multifamily
4,147,825
395,050
0.99 31-Dec-02
66
12,231,173
12,244,255
4
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
Foreclosure has been filed. Borrower is trying one last time to sell the property and present a discounted payoff offer to the Lender. A deed in lieu is also being negotiated.
110
Other/TBD
Loan was transferred to special servicer due to sale of property without lender consent and mechanic's liens. Other defaults include outstanding late charges and default interest and failure to provide financial statements and evidence of requiredinsurance coverage. Borrower has also denied our inspector access to the property claiming that she is no longer in control of the asset. Local counsel has been retained and we are in the process of reviewing title to determine a course of action.
118
Other/TBD
Borrower reportedly transferred an unknown ownership interest between related entities. Information received pending review. Second request to release vacant land with Borrower retaining proceeds. Already rejected request to keep proceeds but want to see summary of proposed deal before responding to request to release.
49
Pending Return to Master Servicer
Borrower is requesting debt service relief in light of poor performance on the property level. However, there are substantial tax credits associated with this property based on affordable housing programs in place, which would have dire consequnces to the borrower should the loan go into default.
66
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Mar-04
15-Mar-04
17-Feb-04
15-Apr-04
27-Feb-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
12-Mar-2004 - 15:39 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..